                                                                    Exhibit 10.5

MASTER AGREEMENT FOR THE PROVISION OF TELECOMMUNICATION SERVICES EXECUTED BETWEEN "American TeleSource International, Inc." and BESTEL, S.A. DE C.V.

Master Agreement for the provision of Telecommunication Services executed between BESTEL, S.A. DE C.V., represented by Lic. F. Xavier Basave Gonzalez and Ing. Pablo J. Galindo Tovar, ("BESTEL") and "American TeleSource International, Inc." represented by Charles R. Poole, (the "Customer") in accordance with the following Recitals and Clauses.

AGREEMENT NUMBER: 100948-0011

The telecommunication Services that BESTEL shall provide to the Customer will be those shown in the following table and the parties agree that the provision of such services are governed by the terms and conditions of this Master Agreement for the Provision of Telecommunication Services and by that established in the Addenda corresponding to those Services and/or Promotional Programs selected:

--------------------------------------------------------------------------------------------------------------
SERVICES AND ADDENDA OF                CONTRACT DATE                          CUSTOMER'S SIGNATURE
THIS PRESENT AGREEMENT
--------------------------------------------------------------------------------------------------------------
LONG DISTANCE                          xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx        xxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
                                       xx                                     x
--------------------------------------------------------------------------------------------------------------
OPERATOR SERVICES                      xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx        xxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
                                       xx                                     x
--------------------------------------------------------------------------------------------------------------
800 SERVICES                           29/SEPT/98

--------------------------------------------------------------------------------------------------------------
PRIVATE LINE SERVICES                  xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx        xxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
                                       xx                                     x
--------------------------------------------------------------------------------------------------------------
DATA SERVICES                          xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx        xxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
                                       xx                                     x
--------------------------------------------------------------------------------------------------------------
LIT FIBER                              xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx        xxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
                                       xx                                     x
--------------------------------------------------------------------------------------------------------------
DARK FIBER                             xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx        xxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
                                       xx                                     x
--------------------------------------------------------------------------------------------------------------
COLLOCATION                            xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx        xxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
                                       xx                                     x
--------------------------------------------------------------------------------------------------------------
INTERNET SERVICES                      xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx        xxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
                                       xx                                     x
--------------------------------------------------------------------------------------------------------------
OTHER SERVICES (SPECIFY)               xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx        xxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
                                       xx                                     x
--------------------------------------------------------------------------------------------------------------


                                  CONDITIONS

THE CUSTOMER accepts and acknowledges that once the Addenda corresponding to the Services and/or Promotional Programs selected are executed, these shall form an integral part of this Master Agreement for the Provision of Telecommunication Services.

The Addenda corresponding to the Services and/or Promotional Programs selected at a later date than the date of execution of this Master Agreement, shall have an effective date as of the date of execution and acceptance and shall become an integral part of this Agreement.

                                   RECITALS

I.   BESTEL states through its legal representatives:

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

That they represent a Corporation duly incorporated under the laws of Mexico under the name of "Cableado y Sistemas" as is shown in Corporate Charter Number 33,515 dated August 1, 1995 and granted before Notary Public number 70 of Guadalajara, Jalisco and registered in the Public Commerce Registry of that city under number 177-178, Volume 586, First Book.

That on September 2, 1996 its corporate name changed to "Bestel", S.A. de C.V. as is shown in corporate charter number 26,414 before Notary Public number 42 of Guadalajara and registered in the Public Commerce Registry of that city under number 146 of Volume 613, First Book.

That the personality and capacity of its legal representatives as of this date has not been modified nor limited in any way.

That on January 8, 1996 the Federal Government through the Ministry of Communications and Transportation (the "Ministry") granted a concession to install, operate and exploit a Public Telecommunications Network and therefore has the ability to provide the Services under this Agreement.

That it desires to provide the Services under this Agreement to the Customer.

That its tax identification number is BES950801CA1 and its address is Lopez Cotilla #1987-A, Colonia Obrera Centro, Guadalajara, Jalisco, 44140.

That it has the personnel and technical capacity, as well as its own infrastructure or that of a third party necessary to provide the Services under this Agreement.

II.  THE CUSTOMER states through its legal representative:

That it represents a Corporation duly incorporated under the laws of the State of Texas under the name of "American TeleSource International, Inc.".

That the personality and capacity of its legal representative as of this date has not been modified nor limited in any way.

That its address is 12500 Network Boulevard, Suite 407, San Antonio, TX 78249.

That its telecommunications terminal equipment to be utilized by the CUSTOMER is duly homologated before the competent authorities and can be interconnected to a public telecommunications network without causing interferences or any damages to said network and complies with the authorized signaling.

That it desires to contract with BESTEL the Services shown on the First Page of this Agreement which after its execution forms an integral part hereof.

That it desires to commit to the traffic corresponding to the Services under this Agreement in the percentages shown hereunder or in its Addenda.

Based on the above, the parties agree to the following:

                                    CLAUSES

1.   OBJECTIVE.

 .1   BESTEL shall provide to the CUSTOMER the Services shown on the First page of this Agreement (the "Services") and THE CUSTOMER agrees to pay the consideration for such Services as established in the corresponding Addenda.

 .1   In the event THE CUSTOMER receives the Services or opts for any of the
     Promotional Programs

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

     (modified from time to time) it is understood that THE CUSTOMER has accepted the applicable terms and conditions for those Services and/or Promotional Programs registered with the Federal Telecommunications Commission.

2.   CONSIDERATION.

2.1 THE CUSTOMER agrees to pay BESTEL the total value of the consideration specified in the corresponding Addenda for the Contracted Services (the "Price") by no later than the date agreed upon.

2.2 The Price for the Services agreed to by the parties shall be subject to modifications in accordance with the changes that could arise under the terms and conditions of the Promotional Program under which the Customer
     has subscribed.   In the event of conflict between the terms and conditions
     of this Agreement and those of the Promotional Program selected by the CUSTOMER, those contained in the Promotional Program shall prevail.

2.3 Except for that established in the Addenda, the rates can be modified at any time by BESTEL. The CUSTOMER acknowledges that BESTEL can make adjustments or discounts of such Price as of the effective date for the month of such adjustments or discounts. Such adjustments or discounts shall be stated in BESTEL's invoices presented to the CUSTOMER on the effective date of such rates. BESTEL shall be able to apply any adjustments or discounts against any outstanding amounts owed by the CUSTOMER.

2.4 All payments specified in this Agreement shall be made in accordance with that established in the corresponding service Addendum.

     In the event that the Price or any consideration would be established in another currency that is not Mexico's legal currency, but legal in any other country, the CUSTOMER agrees to pay BESTEL in such preestablished currency or in Mexican pesos at the exchange rate published by the Bank of Mexico in the Federal Daily Gazette on the date payment is made by the CUSTOMER.

2.5 The CUSTOMER acknowledges and accepts that if any other carrier would charge BESTEL any other amount for access to BESTEL's network required by the CUSTOMER or its customers, the CUSTOMER shall reimburse BESTEL such amounts.

2.   FORM AND PLACE OF PAYMENT.

3.1 BESTEL shall send on a monthly basis an invoice to the CUSTOMER for the Services provided to the address shown in this Agreement.

3.2 Payment for the invoice(s) for the Services provided can be made in cash at the locations provided by BESTEL on such invoices or by check payable to BESTEL, S.A. DE C.V., by wire transfer or any other form specified by BESTEL.

3.3 Any differences that the CUSTOMER should have with the charges billed on the invoice should be directed to the Customer Service Center established by BESTEL. In the event the CUSTOMER wishes to dispute, CUSTOMER shall do so in writing by no later than the payment date shown on the invoice.

3.4 The invoices should be received by the CUSTOMER within the corresponding delivery time set for such CUSTOMER and can be modified by BESTEL from time to time. If the CUSTOMER does not receive the invoice, the CUSTOMER shall notify BESTEL so that a copy can be sent. Notwithstanding the above, the CUSTOMER shall pay immediately any outstanding amounts.

3.5 The CUSTOMER shall pay to BESTEL the amounts specified on the corresponding invoice by no later than the date established on the invoice which shall always be twenty (20) days after the close of the billing period. The CUSTOMER shall abide by the established in Paragraph 2.4 above.

3.6 THE CUSTOMER agrees that BESTEL may apply the payment for one of more of the Services under this Agreement to any outstanding amount generated by the provision of any of the Services for an amount or in any invoice order established by BESTEL.

3.7 BESTEL shall be able to partially or totally suspend the provision of the Services under this Agreement upon previous notice to the CUSTOMER, in the event the CUSTOMER pays late or does not completely pay its outstanding amounts. In the event of suspension and in order to reestablish the Services, the CUSTOMER shall pay any outstanding amounts as well as pay any reconnection charges. As well, in the event BESTEL so determines, the CUSTOMER shall provide BESTEL any security requested.

3.8 The amounts owed by the CUSTOMER after the payment date of the invoice shall be subject to late payment fees calculated by multiplying the TIIE Rate ( Interbank Interest Rate) published in the Federal Daily Gazette effective on the date of payment or substituted rate times 2.0 for the entire late period and until total payment has been made.

3.9 BESTEL shall be able to request total payment of any amount owed by the CUSTOMER before continuing to provide the Services under this Agreement. In the event that BESTEL should omit in any invoice amounts referred to in this Paragraph, such charges can be invoiced in any subsequent invoice in order for the CUSTOMER to cover its outstanding amounts. Such omission does not constitute a waiver by BESTEL to collect any amounts nor shall it be interpreted as the CUSTOMER'S right to not pay such amounts.

4.0  TERM.

4.1 This Agreement shall be in force as long as any Service in accordance with the corresponding Addenda remains in force unless otherwise specified.

4.2 In the event the CUSTOMER stops receiving BESTEL's services for any cause and receives them from another vendor or has terminated this Agreement, the parties agree that in the event the CUSTOMER desires to receive the SERVICES again and receive the Promotional Programs, it shall be understood that the CUSTOMER has accepted the terms and conditions established hereunder, which will be in force under the specified in subparagraph 4.1 above.

5.   TERMINATION.

5.1 In the event the CUSTOMER does not fulfill any of its obligations under this Agreement, BESTEL shall terminate this Agreement without any liability. If this occurs, all amounts owed by the CUSTOMER to BESTEL at that time shall become due immediately.

5.2 BESTEL shall notify the CUSTOMER the termination of this Agreement indicating the amount owed and the due date in which such amount is to be paid. Those amounts owed by the CUSTOMER as of the termination date shall cause late fees as mentioned in 3.8 above.

5.3 In the event of default by BESTEL, the CUSTOMER shall notify BESTEL the cause(s) of such default so that BESTEL may correct to the CUSTOMER's satisfaction. After thirty (30) days and if such default continues, the CUSTOMER shall be able to terminate this Agreement, after paying any amounts owed to BESTEL without any liability.

5.   SERVICE INTERRUPTIONS.

6.1 BESTEL shall not be responsible for the suspension or interruption of the Services because of force majeure or fortuitous cause or because of unforeseen circumstances including transmission failures as well as the suspension or interruption of communication by other networks through which the signals or traffic runs through.

6.2 BESTEL shall be able to interrupt for any necessary time the provision of the Services under this Agreement when an inspection or maintenance is needed for their facilities and/or equipment. BESTEL shall try to program such inspection or maintenance at hours that do not result inconvenient for the CUSTOMER.

6.3 Unless otherwise specified in this Agreement, the CUSTOMER acknowledges that the equipment and the lines through which the switched or dedicated local service is to be provided are not owned by BESTEL; therefore BESTEL shall not be responsible for any failures attributable to such equipment or lines. BESTEL shall only be responsible for the Services provided through circuits, equipment and fiber optic network owned by BESTEL or affiliates.

6.4 Unless otherwise specified in this Agreement, neither party shall be responsible for any damages, including indirect and/or consequential or for the loss of income derived or related with the provision of the Services under this Agreement.

5.   LIABILITY.

7.1 According to the type of Services provided, the CUSTOMER shall not use such Services for international callback that utilizes the signaling of an incomplete call to any country where this type of service is not legal. As well, the CUSTOMER shall not use the contracted Services for transport of switched voice services to or from any other country since this is a violation of Mexican law. The CUSTOMER hereby assumes such responsibility and shall be responsible for any claims arising against BESTEL .

7.2 The CUSTOMER acknowledges that the Services provided hereunder and especially those of the corresponding Addenda cannot be marketed by the CUSTOMER unless the CUSTOMER has the licenses and/or authorizations to do so.

7.3 The CUSTOMER shall indemnify and hold BESTEL harmless from any damages, costs, responsibility and expenses resulting from such connections or connection intents and marketing of Services including those damages resulting from the use or unauthorized access to BESTEL's Public Telecommunications Network.

7.4 If necessary, the CUSTOMER hereby authorizes the Federal Telecommunications Commission, the Auditor of the Long Distance Carriers Committee and BESTEL to supervise the international private lines contracted through the execution of the corresponding Addenda authorizing BESTEL to immediately terminate this Agreement without any liability in the event misuse is detected.

7.2 BESTEL shall not be responsible for the contents of the information that the CUSTOMER transmits through its telecommunications network.

5.   RELATIONSHIP OF PARTIES.

8.1 The nature of this Agreement is essentially commercial since BESTEL and THE CUSTOMER are companies of everyday business activities and in addition have the necessary elements to fulfill each and every obligation with their employees. As well, between the CUSTOMER' s employees and BESTEL's employees there does not exist any relationship whatsoever; therefore there is no labor relationship. THE CUSTOMER shall be the only party responsible of the obligations that the law establishes as an employer with regards to the personnel utilized and shall be responsible for each and every individual and collective claim that the CUSTOMER's employees could present against BESTEL assuming the liability of any claim presented and reimburse immediately any legal expense or of any other nature that BESTEL could incur for such concept. In the same fashion, BESTEL shall be the only responsible party of the obligations that the law establishes as an employer with regards to the personnel utilized and shall be responsible for each and every individual and collective claim that BESTEL's employees could present against the CUSTOMER assuming the liability of any claim presented.

5.   TROUBLE REPORTS/REPAIRS

9.1 The CUSTOMER shall notify its trouble reports to BESTEL and BESTEL shall make available to the CUSTOMER a Customer Service Center that will be available 24 hours a day, 365 days per year where trouble tickets will be reported. BESTEL shall assign a confirmation number.

5.   SERVICE GUARANTEES.

10.1 The guarantees offered by BESTEL are described and detailed in the Promotional Programs selected by the Customer and shall be attached to this Agreement forming an integral part hereof.

5.   CREDIT INVESTIGATION.

11.1 THE CUSTOMER states that the information provided regarding its solvency and payment capacity is correct and based on that information BESTEL has made the decision to provide the Services under this Agreement. THE CUSTOMER hereby authorizes BESTEL to verify such information. As well, the CUSTOMER agrees that this authorization shall continue in force during the term of this Agreement for BESTEL's benefit.

5.   NOTICES.

12.1 The parties agree that all notices, communications and notifications regarding this Agreement shall be directed to the addresses mentioned in the recitals of this Agreement. Such notices shall be made in writing through certified mail or courier with a return receipt, facsimile or any other method that the other party has received such notification. In the event of address change, the parties agree to notify the other party with at least fifteen (15) days advance notice; otherwise the latest address shall prevail.

5.   ASSIGNMENT; MODIFICATION.

13.1 THE CUSTOMER agrees that the rights and obligations derived under this Agreement shall not be assigned, transferred, negotiated nor modified in any way without the previous consent in writing from BESTEL. As well, BESTEL may assign its rights and obligations derived under this Agreement to any of its subsidiaries or affiliates or guarantee any obligation through notification to the CUSTOMER.

13.3 THE CUSTOMER shall notify BESTEL with sixty (60) days advance notice any modification to its corporate name, otherwise all documentation shall be generated using the previous name.DISPUTE RESOLUTION.

14.1 The parties express their firm conviction that in good faith in the event there are differences or disputes because of the interpretation, fulfillment and execution of this Agreement and in unlimited form for any technical aspect, service provision, application and collection of consideration and any other that require specific technical capacity, they shall reasonably try to resolve in a friendly fashion through mediation and/or conciliation, voluntarily and previous to any other procedure that the parties could have and take place during a term of thirty (30) days in which the parties promote a mutual consulting process in order to resolve or avoid any controversy or dispute without waiving their rights.

14.2 It shall be considered that the attempts to reach a friendly solution have failed when one of the parties notifies the other party at the termination of such term that the negotiations have not been satisfactory; therefore the parties may execute their rights or effect any action as specified in this Agreement.

14.3 For anything relating to the Agreement including its interpretation, fulfillment and execution of, the parties hereby agree to submit to the jurisdiction of the courts in Guadalajara, Jalisco and the Mexican laws thereby waiving any other jurisdiction which may correspond to them for reason of their present or future domiciles or for any other reason whatsoever or the invocation of the protection of their country.

5.   ENTIRE AGREEMENT.

15.1 The parties agree that this Agreement and its Addenda constitute the only agreement and agree that this Agreement supersedes any agreement, communication, or proposal previously related with the objective of this Agreement.

The parties hereby agree and acknowledge that this Agreement is subject to the terms and conditions of any applicable regulations. In the event such regulations are not followed, the responsible party shall cure such failure without terminating this Agreement unless such cure is not done in a reasonable time.

The parties execute this Agreement in duplicate in Mexico, D.F. on September 29, 1998.

`THE CUSTOMER'                               "BESTEL"
"American TeleSource International, Inc."    BESTEL, S.A. DE C.V.
(Signature)                                  (Signature)
By: Charles R. Poole                         By: Lic. F. Xavier Basave Gonzalez
Title: President                                 Pablo J. Galindo Tovar
                                             Title: Legal Representatives